UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2018

Annaly Capital Management, Inc.

(Exact name of registrant as specified in its charter)

Maryland	1-13447	22-3479661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1211 Avenue of the Americas New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 696-0100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On January 3, 2018, Annaly Capital Management, Inc. (the “Company”) entered into separate Distribution Agency Agreements (collectively, the “Sales Agreements”) with each of Wells Fargo Securities, LLC, Merrill Lynch, Pierce, Fenner & Smith, Incorporated, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co. LLC, J.P. Morgan Securities LLC, Keefe, Bruyette & Woods, Inc., RBC Capital Markets, LLC and UBS Securities LLC (the “Sales Agents”). Under the terms of the Sales Agreements, the Company may offer and sell shares of its common stock, par value $0.01 per share (“Common Stock”), having an aggregate offering price of up to $1,500,000,000 (the “Shares”) from time to time through any of the Sales Agents.

Pursuant to the Sales Agreements, the Shares may be offered and sold through the Sales Agents in transactions deemed to be “at-the-market” offerings as defined in Rule 415(a)(4) under the Securities Act of 1933, as amended. Under the Sales Agreements, each Sales Agent (at the Company’s election) will use commercially reasonable efforts consistent with its normal sales and trading practices to sell the Shares as directed by the Company. Under the Sales Agreements, the Company will pay each of the Sales Agents a commission that will not exceed, but may be lower than, 1.25% of the gross sales price per share of Shares sold through it. The Sales Agreements contain customary representations, warranties and agreements of the Company and of its external manager, Annaly Management Company LLC, and customary conditions to completing future sale transactions, indemnification rights and obligations of the parties and termination provisions.

Shares sold under the Sales Agreements, if any, will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3ASR (No. 333-209447), including the prospectus, dated February 9, 2016, and the prospectus supplement, dated January 3, 2018, as the same may be amended or supplemented.

The foregoing description of the Sales Agreements is not complete and is qualified in its entirety by reference to the entire Sales Agreements, copies of which are attached hereto as Exhibits 1.1 through 1.10, inclusive, and which are incorporated herein by reference. A copy of the opinion of Venable LLP relating to the legality of the issuance and sale of the Shares is attached to this Current Report on Form 8-K as Exhibit 5.1. A copy of the opinion of Hunton & Williams LLP with respect to certain tax matters is attached to this Current Report on Form 8-K as Exhibit 8.1.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

1.1	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Wells Fargo Securities, LLC.

1.2	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Merrill Lynch, Pierce, Fenner & Smith, Incorporated.

1.3	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Barclays Capital Inc.

1.4	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Citigroup Global Markets Inc.

1.5	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Credit Suisse Securities (USA) LLC.

1.6	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Goldman Sachs & Co. LLC.

1.7	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and J.P. Morgan Securities LLC.

1.8	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and Keefe, Bruyette & Woods, Inc.

1.9	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and RBC Capital Markets, LLC.

1.10	Distribution Agency Agreement, dated January 3, 2018, by and among Annaly Capital Management, Inc., Annaly Management Company LLC and UBS Securities LLC.

5.1	Opinion of Venable LLP.

8.1	Opinion of Hunton & Williams LLP.

23.1	Consent of Venable LLP (included in Exhibit 5.1).

23.2	Consent of Hunton & Williams LLP (included in Exhibit 8.1).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANNALY CAPITAL MANAGEMENT, INC. (REGISTRANT)

Date: January 3, 2018	By:	/s/ Glenn A. Votek
	Name:	Glenn A. Votek
	Title:	Chief Financial Officer

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